UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2013

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our 2013 annual meeting of shareholders (the “Annual Meeting”) held on May 22, 2013, shareholders present in person or represented by proxy voted on the matters described below. There were 614,610,015 shares entitled to be voted at the Annual Meeting, of which 541,066,872 shares were present or represented for purposes of constituting a quorum. At the Annual Meeting, the Company’s shareholders (1) elected the eight persons listed below to serve as our directors for one-year terms, (2) ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2013, (3) approved, on an advisory basis, the compensation of our named executive officers, (4) did not approve a shareholder proposal regarding equity retention, (5) did not approve a shareholder proposal regarding bonus deferrals, (6) approved a shareholder proposal regarding proxy access and (7) did not approve a shareholder proposal regarding confidential voting. You can find additional information about each of these matters in our Proxy Statement dated April 9, 2013.

Our independent judge of election reported the vote of shareholders as follows:

1.	Elect eight directors to serve until 2013

Nominees	For	Withheld	Broker Non-Votes
W. Bruce Hanks	389,713,260	9,749,048	141,604,564
C. G. Melville, Jr.	391,485,728	7,976,580	141,604,564
Fred R. Nichols	393,819,584	5,642,724	141,604,564
William A. Owens	392,087,936	7,374,372	141,604,564
Harvey P. Perry	392,513,449	6,948,859	141,604,564
Glen F. Post, III	393,300,712	6,161,596	141,604,564
Laurie A. Siegel	394,268,887	5,193,421	141,604,564
Joseph R. Zimmel	392,070,224	7,392,084	141,604,564

The other directors whose terms continued after the meeting are: Virginia Boulet; Peter C. Brown; Richard A. Gephardt; Gregory J. McCray; and Michael J. Roberts.

2.	Ratify the appointment of KPMG LLP as our independent auditor for 2013

For	506,960,032
Against	32,203,989
Abstain	1,902,851
Broker non-votes	N/A

3.	Approve, on a non-binding and advisory basis, the overall compensation of our named executive officers

For	378,831,676
Against	17,619,290
Abstain	3,010,340
Broker non-votes	141,605,566

4(a).	Shareholder proposal regarding equity retention

For	106,299,970
Against	288,456,948
Abstain	4,704,275
Broker non-votes	141,605,679

4(b).	Shareholder proposal regarding bonus deferrals

For	99,593,083
Against	293,898,839
Abstain	5,970,386
Broker non-votes	141,604,564

4(c).	Shareholder proposal regarding proxy access

For	280,475,528
Against	111,586,345
Abstain	7,400,322
Broker non-votes	141,604,677

4(d).	Shareholder proposal regarding confidential voting

For	165,820,767
Against	226,706,163
Abstain	6,935,265
Broker non-votes	141,604,677

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: May 28, 2013